Advances to Suppliers, Net (Details)	12 Months Ended
Dec. 31, 2021
Advances to Suppliers, Net [Abstract]
Construction material, description	It usually takes 3 to 6 months for the suppliers to deliver raw material for our equipment production and takes up to 6 to 12 months for the suppliers to deliver the construction materials.
Description of advance to suppliers balance	of the Company’s net advance to suppliers balance as of December 31, 2021, approximately $281,600 million, or 100 % has been realized as of the date of this report and the remaining balance is expected to be substantially realized before December 31, 2022.